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                                                                   EXHIBIT 10.25

            SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

       This SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made this 15th day of May, 2000, by and between COMPUTER LEARNING CENTERS, INC. ("Debtor") and FIRST UNION NATIONAL BANK, successor-by-merger to CoreStates Bank, N.A. ("Secured Party").

                                    RECITALS

       1. The Debtor and the Secured Party executed an Amended and Restated Security Agreement dated December 31, 1999.

       2. The Debtor and the Secured Party wish to amend the Amended and Restated Security Agreement in accordance with the terms of a Second Amended and Restated Credit Agreement of even date herewith.

       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Debtor and the Secured Party agree as follows:

              SECTION 1. CONSTRUCTION OF AGREEMENT AND DEFINITIONS

             Unless the context otherwise requires, all of the terms used herein without definition which are defined by the Virginia Uniform Commercial Code shall have the meanings assigned to them by the Virginia Uniform Commercial Code except to the extent varied by this Agreement. Unless the context otherwise requires, all capitalized terms used in this Agreement without definition shall have the meanings assigned to such terms in the Credit Agreement (as hereinafter defined). The phrases "satisfactory to Secured Party," "acceptable to Secured Party" and similar phrases shall mean reasonably satisfactory or reasonably acceptable to Secured Party, in Secured Party's reasonable discretion exercised in good faith. The use of the singular herein shall also refer to the plural and vice versa, and the use herein of any gender, including the neuter, shall also refer to each of the other genders, including the neuter. The captions and headings contained in this Agreement are for convenience of reference only and shall not affect the meaning, or the construction or interpretation, of this Agreement. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein:

             "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which banking institutions in the Commonwealth of Virginia are authorized or obligated to remain closed.


             "Collateral" shall mean all of the Debtor's right, title and interest in and to the following tangible and intangible assets owned by the Debtor, wherever located, whether now owned or hereafter acquired by the Debtor:



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             (a) all accounts (including Receivables), inventory, chattel paper, documents, general intangibles (including trademarks, trade names, patents, copyrights and the goodwill associated therewith), instruments, retail installment contracts, equipment (except for equipment leased under operating leases or subject to purchase money financing), and securities (including the capital stock of all Subsidiaries);

             (b) all bank accounts, including the Operating Account and the Cash Collateral Account, as described in the Credit Agreement, and all deposit accounts maintained by the Debtor at banks other than the Secured Party;

             (c) all records relating to or pertaining to any of the above, and all present and future books and records in any form, in or on any media, including data processing materials in any form (including software, tapes, discs and the like), whether in the possession of Debtor or any other person; and

             (d) all present and future proceeds and products of all of the foregoing in any form whatsoever and all rights, including rights to the payment of money for any reason, arising on account of any sale, assignment, lease, rental, license, exchange, liquidation, condemnation, taking, theft or any disposition of any nature of, or any damage or casualty to, or any loss with respect to, any of the foregoing or any rights or interests of Debtor in any of the foregoing, including, without limitation, cash proceeds (including all payments under any indemnities, warranties or guaranties payable with respect to any of the foregoing), non-cash proceeds and proceeds acquired with cash proceeds, whether any such proceeds constitute consumer goods, farm products, equipment, inventory, documents of title, chattel paper, accounts, instruments or general intangibles, and all proceeds of insurance policies insuring any of the foregoing or any risks to Debtor associated with any of the foregoing.

             "Credit Agreement" shall mean, as the same may be amended, modified, extended, renewed, supplemented or replaced from time to time, the Second Amended and Restated Credit Agreement of even date herewith between the Secured Party and the Debtor.

             "Debtor Notice Address" shall mean 10021 Balls Ford Road, Manassas, Virginia 20109, attention: John L. Corse, President and Chief Executive Officer.

             "good faith" shall mean, with respect to a determination, request or other action to be made or taken by Secured Party "in good faith," that Secured Party shall make or take such determination, request or other action honestly and not maliciously.

             "Obligations" shall mean, as the same may be amended, modified, extended, renewed, supplemented, increased, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of Debtor to Secured Party of every kind and nature, whether arising under the Credit Agreement, this Agreement, other Credit Documents or otherwise (including, without limitation. all principal amounts, including future advances, interest charges, late charges, fees and all other charges and sums, as well as all costs and expenses, including attorneys' fees and expenses, payable or reimbursable by Debtor under or pursuant to the Credit Agreement, this Agreement, other Credit Documents and otherwise),



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whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, secured or unsecured, related or unrelated to the Credit Agreement or this Agreement, whether or not now contemplated, whether arising in contract, tort or otherwise, whether the liability of Debtor with respect thereto is joint or several or both whether or not any instrument or agreement relating thereto specifically refers to this Agreement, and whether or not of the same character or class as the obligations of Debtor under the Credit Agreement, including, without limitation, reimbursement obligations of Debtor in connection with letters of credit issued by Secured Party, obligations of Debtor in connection with guaranties by Debtor of obligations, indebtedness or liabilities to Secured Party of other persons, obligations of Debtor in connection with overdrafts in any checking or other account of Debtor at Secured Party, all claims against Debtor acquired by assignment to Secured Party, and all claims of Secured Party against Debtor arising or re-arising on account of or as a result of any payment made by Debtor or any other person with respect to any obligations included in this definition which is rescinded or recovered from or restored or returned by Secured Party under authority of any law, rule, regulation, order of court or governmental agency, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

             "person" shall mean any individual, corporation, partnership, joint venture, association, trust, Governmental Authority (or subdivision, agency or department thereof) or other entity of any kind.

             "Receivables" shall mean all of the Debtor's accounts, instruments, documents, chattel paper, general intangibles, notes, notes receivable, reimbursements, commissions, fees, choses in action, and all other rights or entitlements to moneys or property payable by any individual or entity to the Debtor, now existing or hereafter created or arising, and all cash and non-cash proceeds and products thereof, and all rights thereto including rights in rejected, returned or repossessed goods arising from the sale of or providing of goods or services by the Debtor.

             "Secured Party Notice Address" shall mean 1970 Chain Bridge Road, Seventh Floor South, VA-1954, McLean, Virginia 22102, Attention: J. David Linthicum, Vice President, Fax no. (703) 760-5817.


                  SECTION 2. SECURITY INTEREST AND COLLATERAL.

             2.1 Grant of Security Interest. As security for all of the Obligations, whether or not any agreement or instrument relating to any Obligations specifically refers to this Agreement or the security interest created hereunder, Debtor hereby grants to Secured Party a lien and continuing security interest in, and pledges and assigns to Secured Party, the Collateral. The Debtor assigns, transfers and sets over to the Secured Party all of the Debtor's right, title and interest in and to, and confirms and grants to the Secured Party a continuing security interest in, all amounts that may be owing at any time and from time to time by the Secured Party to the




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Debtor in any capacity, including, but not limited to, any balance or share belonging to the Debtor of any deposit or other account with the Secured Party, which security interest shall be independent of and in addition to any right of set-off which the Secured Party may possess. Even if the Obligations shall at any time or from time to time be paid in full, Secured Party's security interest shall continuously exist until this Agreement has been terminated, the Obligations have been paid in full and there exists no contingent or noncontingent commitment by Secured Party which could give rise to any Obligations.

             2.2 Notices, Additional Documents. Debtor agrees to execute and deliver to Secured Party, or cause to be executed and delivered to Secured Party, from time to time promptly after request by Secured Party and in form and content reasonably satisfactory to Secured Party, such security agreements, financing statements, amendments of financing statements, assignments of financing statements, security interest filing statements, mortgages, deeds of trust, assignments, notices, consents and other documents as Secured Party may reasonably request in good faith in order to confirm, supplement, preserve, protect or perfect, or to maintain the perfection of, Secured Party's security interest in the Collateral and Secured Party's rights under this Agreement. In the case of any contract entered into by Debtor with the United States of America or any State, county, municipality or other governmental entity, or any department or agency thereof (a) if the aggregate amount which is due or, through performance of Debtor or otherwise, which may become due under such contract exceeds One Million Dollars ($1,000000.00), Debtor agrees to notify Secured Party thereof promptly; and (b) if requested by Secured Party, Debtor agrees to execute and deliver to Secured Party, or cause to be executed and delivered to Secured Party, from time to time promptly after request by Secured Party and in form and content reasonably satisfactory to Secured Party, such agreements, notices, consents, assignments, acknowledgments and other documents as Secured Party may reasonably request, and to do such other things as Secured Party may reasonably request, in order that all sums due and to become due to Debtor under or in connection with such contract shall be duly assigned and paid to Secured Party in accordance with the Federal Assignment of Claims Act and/or any other laws, rules and regulations relating to the assignment or payment of such contract and sums.

             2.3 Additional Warranties, Agreements Concerning Collateral. Debtor warrants and agrees that:

             (a) no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except for financing statements or other security documents publicizing liens permitted by Subsection 7.3 of the Credit Agreement (other than liens for taxes), and the Collateral is and shall remain free and clear of all liens, security interests and encumbrances of every kind, except for such permitted liens;

             (b) Debtor will not, without Secured Party's prior written consent, sell, assign, transfer, convey or lease, or suffer or permit to occur any sale, assignment, transfer, conveyance or lease of any of the Collateral, or any interest therein, except for transactions in the ordinary course of business;



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             (c) Debtor will use prudent business judgment in extending credit to account debtors and other customers of Debtor;

             (d) Debtor will not permit, consent to or agree to, without Secured Party's prior written consent, any material extension, modification or compromise of any kind with respect to any Receivable, other than in the ordinary course of Debtor's business;

             (e) whenever requested by Secured Party and periodically if Secured Party shall so request, Debtor will promptly deliver to Secured Party, with such endorsements and/or assignments as Secured Party may from time to time request in good faith, all promissory notes and other instruments, certificates, chattel paper, guaranties and documents of title, as well as other documents reasonably requested by Secured Party, previously or hereafter coming into Debtor's possession or control and constituting, evidencing, securing, guaranteeing or otherwise relating to, any of the Collateral or proceeds of any of the Collateral;

             (f) no check, draft, money order or other item of payment made or applied on account of any of the Obligations shall constitute a final payment to Secured Party unless and until the item of payment shall be honored and finally paid to Secured Party in immediately available funds;

             (g) a carbon, photographic or other reproduction of this Agreement or any financing statement signed by Debtor in connection with this Agreement shall be sufficient as a financing statement; and

             (h) Debtor may make no withdrawals from the Cash Collateral Account, except to the extent that the balance in the Cash Collateral Account exceeds 110% of the L/C Exposure, as defined in the Credit Agreement.


                               SECTION 3. DEFAULT

             3.1 Remedies. Upon and at any time after the occurrence of any Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the Credit Agreement and other Credit Documents, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Secured Party under law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

             (a) take exclusive possession of any or all of the Collateral from time to time and/or place a custodian in exclusive possession of any or all of the Collateral from time to time and, so far as Debtor may give authority therefor, enter upon any premises on which any of the Collateral may be situated and remove the same therefrom, Debtor hereby waiving any and all rights to prior notice and to judicial hearing with respect to repossession of Collateral, and/or require Debtor, at Debtor's expense, to assemble and deliver any or all of the Collateral to such place or places as Secured Party may reasonably request;



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             (b) enforce the liens and security interests granted to Secured
Party hereunder and under the other Credit Documents by collecting or liquidating all or any part of the Collateral or selling, assigning, leasing, renting, licensing or otherwise disposing of all or any part of the Collateral or any interest therein, in one or more parcels, at the same or different times, at public or private sale or disposition, or otherwise;

             (c) demand, compromise, collect, sue for and receive any money or property at any time due, payable or receivable on account of any or all accounts, promissory notes or other instruments, guaranties, chattel paper, security agreements, contract rights, tax refunds or other Receivables or general intangibles of Debtor, or on account of any or all other debts, liabilities or obligations payable to Debtor;

             (d) institute any proceeding or proceedings to enforce any of the Obligations and any security interests, liens or other rights or interests of Secured Party;

             (e) sign Debtor's name on any invoices to, drafts against and other notices and documents to account debtors or other obligors of Debtor and requests for verification of accounts and other amounts which may be due to Debtor;

             (f) execute proofs of claim and loss on behalf of Debtor;

             (g) set off and apply all Collateral and proceeds of Collateral delivered to Secured Party or coming into Secured Party's possession or control from time to time to such of the Obligations, whether matured or unmatured, as Secured Party may determine in its discretion, or hold the same as security for any contingent or future Obligations;

             (h) at Debtor's expense, continue or complete, or cause to be continued or completed, performance of Debtor's obligations under any contracts of Debtor, and collect all income and revenues therefrom; and/or

             (i) use, operate, manage, control and exercise all rights of Debtor relating to the Collateral and any other assets of Debtor, and collect all income and revenues therefrom.

             3.2 Collateral Dispositions. Debtor agrees that commercial reasonableness and good faith require Secured Party to give Debtor no more than ten (10) Business Days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. All sales or other dispositions of Collateral may be made for cash, upon credit or for future delivery. In no event shall Debtor be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until final payment thereon has been received by Secured Party in immediately available funds, and Secured Parry shall have no obligation to delay any liquidation, sale or other disposition because the same may result in the imposition of any forfeiture, premium or penalty.



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             3.3 Expenses. Debtor agrees to pay to Secured Party, upon demand by
Secured Party from time to time, the amount of all expenses, including reasonable attorneys' fees and expenses, paid or incurred by Secured Party (a) in exercising or enforcing or, after the occurrence of an Event of Default, consulting with counsel concerning, any of its rights hereunder or under law, or
(b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Secured Party, or any of Secured Party's officers, directors, employees or agents, by Debtor, any Subsidiary of Debtor or any Other Obligor on account of, as a result of or relating to, any action taken or not taken by Secured Party in connection with the Collateral or the enforcement or exercise by Secured Party of any rights or remedies of Secured Party under this Agreement or under law unless caused by Secured Party's negligence or willful misconduct. Debtor also agrees to pay to Secured Party, upon demand by Secured Party from time to time, interest on the outstanding amount of such expenses paid by Secured Party, from the date of Secured Party's payment of such expenses until the same are paid in full by Debtor, at the rate applicable to Revolving Credit Loans.

                        SECTION 4. ADDITIONAL PROVISIONS

             4.1 Further Assurances, Power of Attorney. Debtor agrees promptly to do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Secured Party may reasonably request to vest in and assure to Secured Party its rights hereunder or in any of the Collateral.

             4.2 Waiver of Trial by Jury. Debtor and Secured Party each agrees that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Agreement, or any liabilities, rights or interests of Debtor, Secured Party or any other person arising out of or in any way relating directly or indirectly, to this Agreement, shall be tried by a court and not by a jury. To the fullest extent permitted by applicable law, Debtor and Secured Party each hereby waives any right to trial by jury in any such action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to such actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Agreement, the Credit Agreement or other Credit Documents. This waiver is knowingly, willingly and voluntarily made by Debtor and Secured Party, and Debtor and Secured Party each acknowledges and agrees that this waiver of trial by jury is a material aspect of the agreements between Debtor and Secured Party and that no representations of fact or opinion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.

             4.3 Additional Waivers. Debtor hereby waives notice of each and every one of the following acts, events and/or conditions and agrees that, without necessity for any express reservation of rights against Debtor, neither the occurrence or existence of any such act, event or condition, nor Secured Party's commission of or omission to do any such act, event or condition, in any number of instances, shall in any way release, discharge, impair or diminish any of the Obligations, except as otherwise specifically agreed by Secured Party in writing:


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             (a) the amendment, modification, renewal, extension or refinancing of, or the granting by Secured Party of any indulgence of any nature with respect to, or the invalidity, voidability, unenforceability, compromise, settlement, release, waiver, discharge or impairment, in whole or in part, of the Credit Agreement, this Agreement, any of the other Credit Documents, any of the Obligations or any obligation of any Other Obligor with respect to any of the Obligations;

             (b) the addition of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Obligations;

             (c) assumption of any of the Obligations by any other person, whether by assignment, sale, merger, consolidation, sublease, conveyance or otherwise;

             (d) delivery to Secured Party or acceptance by Secured Party of any promissory note or other instrument or writing evidencing or otherwise relating to any of the Obligations;

             (e) the institution of any suit, the obtaining of any judgment or the exercise of any other right or remedy against Debtor or any Other Obligor;

             (f) the sale, exchange, pledge, release, disposition, surrender, loss, destruction, damage to or impairment of, any Collateral; and

             (g) the creation, perfection continuation, amendment, modification, invalidity, voidability, unenforceability, compromise, settlement, subordination, release, waiver, discharge, impairment or loss of priority, in whole or in part, of, any security interest, lien, other encumbrance directly or indirectly securing any of the Obligations.

Debtor also hereby waives, to the extent the same may be waived under applicable law:

             (a) notice of acceptance by Secured Party of this Agreement;

             (b) all claims, causes of action and rights of Debtor against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party's rights or remedies under this Agreement or under law, provided that the same did not arise from Secured Party's negligence or willfull misconduct;

             (c) all claims and causes of action of Debtor against Secured Party for punitive, exemplary, indirect, special, consequential or other non-compensatory damages;

             (d) all rights of redemption of Debtor with respect to any of the Collateral;

             (e) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required;

             (f) all rights of Debtor to have marshaled the Collateral or any other security for any of the Obligations;


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             (g) diligence in the enforcement or collection of all of the
Obligations;

             (h) except as otherwise provided in the Credit Agreement, presentment, protest, notice of protest and notice of non-payment with respect to all of the Obligations; and

             (i) any duty or obligation of Secured Party to disclose to Debtor any information concerning any other customer or client, or prospective customer or client, of Secured Party. Debtor agrees that Secured Party may exercise any or all of its rights and/or remedies under the Credit Agreement, under this Agreement, under other Credit Documents and under law without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Obligations. Neither any failure nor any delay on the part of Secured Party in exercising any right, power or remedy under the Credit Agreement, under this Agreement, under other Credit Documents or under law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

             4.4 Modifications. Notices. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any failure of Debtor to comply with any provision of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Debtor in any circumstance shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances. All written notices and communications in connection with this Agreement shall be deemed to have been given when hand-delivered to the party to whom directed, transmitted by facsimile transmission or, if sent via Federal Express (or other reputable commercial overnight courier), return receipt requested, three (3) days after delivery of the return receipt to the sending party, provided that any such notice or communication to the Debtor shall be hand-delivered or transmitted to the Debtor, Attention: Chief Financial Officer, at the Debtor Notice Address (or at such other address as the Debtor may specify to the Secured Party in writing from time to time), with a copy to Jack L. Lewis, Esquire, Shaw Pittman, 2300 N Street, N.W., Washington, D.C. 20037-1128, Fax no.
(202) 663-8007 (provided that no failure of the Secured Party or any other party to provide such copy shall impair in any way the effectiveness of any such notice or communication) and any such notice or communication to the Secured Party shall be hand-delivered or transmitted to the Secured Party at the Secured Party Notice Address (or such other address as the Secured Party may specify to the Debtor in writing from time to time), with a copy to David S. Musgrave, Esquire, Piper Marbury Rudnick & Wolfe LLP at 6225 Smith Avenue, Baltimore, Maryland 21209-3600, Fax no. (410) 580-3222 (provided that no failure of the Debtor or any other party to provide such copy shall impair in any way the effectiveness of any such notice or communication).

             4.5 Survival, Merger and Counterparts. All representations, warranties, covenants, conditions and agreements contained herein shall survive the execution and delivery hereof. Debtor shall continue to observe, comply with and perform all warranties, covenants, conditions and agreements to be observed, complied with or performed by Debtor under this


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Agreement until all of the Obligations have been paid in full, there exist no commitment by Secured Party which could give rise to any Obligations and the security interests granted under this Agreement have been released by Secured Party in writing. This Agreement and the other Credit Documents executed in connection with this Agreement contain the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein or therein, shall be valid or binding. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

             4.6 Law, Jurisdiction, Transfers of Interests and Unenforceabilitv. The performance and construction of this Agreement shall be governed by the internal laws of the Commonwealth of Virginia (exclusive of principles of conflicts of laws). The Debtor agrees that any suit, action or proceeding instituted by the Secured Party with respect to the Collateral or this Agreement may be brought in the United States District Court for the Eastern District of Virginia or the Circuit Court of Fairfax County, Virginia. In addition, any such suit, action or proceeding instituted by Secured Party may be brought in such other courts in which jurisdiction and venue may be appropriate. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of Debtor, the debtor in possession or trustee in any case under any chapter of the United States Bankruptcy Code in which Debtor is debtor. Debtor may not assign this Agreement or any of its rights hereunder without Secured Party's prior written consent. Subject to the provisions of Subsection 9.12 of the Credit Agreement, Secured Party may at any time, in its discretion, assign, transfer or pledge to any person, or grant to any person a security interest in. this Agreement or any of its rights hereunder. In addition, subject to the provisions of Subsection 9.12 of the Credit Agreement, Secured Party may sell, in such amounts, upon such terms and to such persons as Secured Party may determine, participations in its interest under this Agreement. In the case of each such assignment, transfer, pledge, grant or sale, Secured Party may from time to time provide to the assignee, transferee, pledgee, secured party or participant, any information and documents (or copies thereat) relating to this Agreement and related transactions, and relating to the business, assets, operations, business prospects or financial condition of Debtor, Subsidiaries of Debtor and Other Obligors. If any term, provision or condition, or any part thereof of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein or therein; provided, however, that if any rate of interest provided under this Agreement does or shall exceed the maximum interest rate which Debtor is permitted by law to contract or agree to pay, then such rate of interest shall immediately be deemed to be reduced to such maximum rate and all previous payments of interest in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.


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       4.7 No Novation. All of the terms, covenants and conditions of the
Amended and Restated Security Agreement shall continue in full force and effect, as amended and restated by this Agreement. This Agreement is not intended to be, and shall not constitute, a substitution or novation of the Amended and Restated Security Agreement.


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             IN WITNESS WHEREOF, Debtor and Secured Party have duly executed this Agreement under seal as of the day and year first written above.


ATTEST/WITNESS:                       COMPUTER LEARNING CENTERS, INC.



---------------------------           By: /s/ John L. Corse               (SEAL)
                                         ---------------------------------
                                          John L. Corse
                                          Chief Executive Officer



 ATTEST/WITNESS:                      FIRST UNION NATIONAL BANK



-------------------------------       By: J. David Linthicum              (SEAL)
                                         ---------------------------------
                                         J. David Linthicum, Vice President



COMMONWEALTH OF VIRGINIA
COUNTY OF MANASSAS

             I HEREBY CERTIFY that on this 15th day of May, 2000, before me, the undersigned, a Notary Public of said State, personally appeared John L. Corse who acknowledged himself to be the President of Computer Learning Centers, Inc., and that he, as such7 being authorized so to do, executed the foregoing instrument on behalf of the said Computer Learning Centers, Inc., for the purposes therein contained.

             WITNESS my hand and Notarial Seal.

                                                 -------------------------------
                                                 Notary Public

My Commission expires:
                       -----------------



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




COMMONWEALTH OF VIRGINIA
COUNTY OF MANASSAS

             I HEREBY CERTIFY that on this 15th day of May, 2000, before me, the undersigned, a Notary Public of said State, personally appeared J. David Linthicum, who acknowledged himself to be the Vice President of First Union National Bank and that he. as such, being authorized so to do, executed the foregoing instrument on behalf of First Union National Bank, for the purposes therein contained.

             WITNESS my hand and Notarial Seal.


                                                 ------------------------------
                                                 Notary Public

My Commission expires:
                       -----------------


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




                          COLLATERAL LOCATIONS EXHIBIT


                            222 South Harbour Boulevard
                            Anaheim, California  92805

                            3580 Wilshire Boulevard
                            Suite 100
                            Los Angeles, California  90010

                            667 Mission Street
                            San Francisco, California  94105

                            111 North Market Street
                            Suite 105
                            San Jose, California  95113

                            2359 Windy Hill Road
                            Marietta, Georgia  30067

                            5675 Jimmy Carter Boulevard
                            Suite 100
                            Norcross, Georgia  30071

                            200 South Michigan Avenue
                            Chicago, Illinois  60604

                            920 East Algonquin Street
                            Suite 110
                            Schaumburg, Illinois  60173

                            312 Marshall Avenue
                            Laurel, Maryland  20707

                            436 Broadway Village Mall
                            Methuen, Massachusetts  01844

                            5 Middlesex Avenue
                            Somerville, Massachusetts  02145

                            32500 Concord Drive
                            Madison Heights, Michigan  48071

                            2290 Corporate Circle
                            Suite 100
                            Henderson, Nevada  89014

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

                            2 Executive Campus
                            Suite 200
                            Cherry Hill, New Jersey  08002

                            160 East Route 4
                            Paramus, New Jersey  07652

                            50 Cragwood Road
                            First Floor
                            South Plainfield, New Jersey  07080

                            3031-A Walton Road
                            Suite 301
                            Norristown, Pennsylvania  19401

                            3600 Market Street
                            Philadelphia, Pennsylvania  19104

                            One Plymouth Meeting
                            Suite 300
                            Plymouth Meeting, Pennsylvania  19462

                            777 Penn Center Boulevard
                            Third Floor
                            Pittsburgh, Pennsylvania  15235

                            Appletree Corporate Center
                            2180 Hornig Rd.
                            Building A
                            Woodhaven, Pennsylvania  19116

                            1500 Eastgate Drive
                            Suite 200
                            Garland, Texas  75041

                            3030 South Gessner
                            Suite 150
                            Houston, Texas  77063

                            301 NE Loop 820
                            Hurst, Texas  76053




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





                            6295 Edsall Road
                            Suite 210
                            Alexandria, Virginia  22312

                            7005 Boulevard Taschereau
                            Suite 300
                            Brossard, Quebec  J4Z 1A7

                            Carrefour Laval
                            2525, Boul, Daniel-Johnson
                            Suite 610
                            Laval, Quebec  H7T 1S9

                            416 Boulevard De Maisonneuve Quest
                            Bureau 700
                            Montreal, Quebec  H3A 1L2

                            10021 Balls Ford Road
                            Manassas, Virginia 20109




                                      -16-

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